Equity Incentive Plan	12 Months Ended
Mar. 31, 2017
Equity Incentive Plan [Abstract]
Equity Incentive Plan

Note 11 — Equity Incentive Plan

On August 29, 2016, the Company’s Board of Directors and stockholders approved the Company’s 2016 Equity Incentive Plan (the “2016 Plan”), which reserves a total of 7,600,000 shares of the Company’s common stock for issuance under the 2016 Plan. Incentive awards authorized under the 2016 Plan include, but are not limited to, incentive Internal Revenue Code of 1986, as amended. If an incentive award granted under the 2016 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to the Company in connection with the exercise of an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2016 Plan.

As of the date of the filing of the registration statement, no stock options or any shares of common stock have been issued under the 2016 Plan.